UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  [Ö ]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[Ö]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

MEXCO ENERGY CORPORATION
(Name of Registrant as Specified In Its Charter)

_________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[Ö]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:
_____________________________________________________________________________
(2)	Aggregate number of securities to which transaction applies:
_____________________________________________________________________________
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
_____________________________________________________________________________
(4)	Proposed maximum aggregate value of transaction:
_____________________________________________________________________________
(5)	Total fee paid:
_____________________________________________________________________________

[ ]	Fee paid previously with preliminary materials.
[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
_____________________________________________________________________________
(2)	Form, Schedule or Registration Statement No.:
_____________________________________________________________________________
(3)	Filing Party:
_____________________________________________________________________________
(4)	Date Filed:
_____________________________________________________________________________

MEXCO ENERGY CORPORATION
214 W. Texas Ave., Suite 1101
Midland, Texas 79701
American Stock Exchange – MXC

July 15, 2009

Dear Fellow Stockholder:

I would like to extend a personal invitation for you to join us at our Annual Meeting of Stockholders of Mexco Energy Corporation to be held on Tuesday, September 15, 2009, at 10:00 a.m., C.S.T., at the Petroleum Club of Midland, 501 West Wall, Midland, Texas.

At this year’s meeting, you will be asked to re-elect the Board of Directors, ratify the appointment of Grant Thornton, LLP as our independent auditors and approve the Mexco Energy Corporation 2009 Employee Incentive Stock Plan.  Details regarding each of the proposals are described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement.

Whether or not you plan to attend the Annual Meeting of Stockholders, we hope you will vote as soon as possible.  You may vote by signing, dating and mailing the enclosed proxy or voting instructions card.  You may also vote by internet or by telephone.  Please review the instructions on the proxy or voting instruction card regarding each of these voting options.

Your vote is very important to us and our business.  We value your opinions and encourage you to participate in this year’s Annual Meeting by voting your proxy.

Thank you for your continued interest in Mexco Energy Corporation.

Very truly yours,

Nicholas C. Taylor
President and Chief Executive Officer

MEXCO ENERGY CORPORATION
214 W. Texas Ave., Suite 1101
Midland, Texas 79701
(432) 682-1119

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held September 15, 2009

TO THE STOCKHOLDERS:

Notice is hereby given that the Annual Meeting of the Stockholders of MEXCO ENERGY CORPORATION (“the Company”) will be held at the Petroleum Club of Midland, 501 West Wall, Midland, Texas 79701, at 10:00 a.m. on September 15, 2009, for the following purposes:

1.	Electing Directors of the Company.

2.	Considering and voting upon a proposal to appoint Grant Thornton LLP as the independent registered public accounting firm of the Company for the fiscal year ending March 31, 2010.

3.	Considering and voting upon a proposal to approve the Mexco Energy Corporation 2009 Employee Incentive Stock Plan.

4.	Considering all other matters as may properly come before the meeting.

The Board of Directors has fixed the close of business on July 24, 2009, as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and at any adjournment or adjournments thereof.

DATED this 15th day of July 2009.

BY ORDER OF THE BOARD OF DIRECTORS

DONNA GAIL YANKO
CORPORATE SECRETARY

To be sure your shares are represented at the Annual Meeting of Stockholders, please vote by completing, dating, signing and returning your pre-addressed postage-paid Proxy Card as soon as possible.  You may also vote by internet or by telephone.  See the enclosed proxy card for more information.  Any stockholder granting a proxy may revoke the same at any time prior to its exercise by executing a subsequent proxy or by written notice to the Secretary of the Company or by attending the meeting and by withdrawing the proxy. You may vote in person at the Annual Meeting of Stockholders even if you send in your Proxy Card.  The ballot you submit at the meeting will supersede any prior vote.

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to be Held on September 15, 2009:

Our Annual Report on Form 10-K and this Proxy Statement are available at
www.edocumentview.com/MXC

TABLE OF CONTENTS

Solicitation of Proxy	2

Purpose of Meeting	2

Voting Rights	2

Proposal 1: Election of Directors	3

Mexco Energy Corporation Board of Directors	3

Meetings and Committees of Board of Directors	4

Corporate Governance and Code of Business Conduct	5

Director Compensation	6

Employee Incentive Stock Option Plans	6

Named Executive Officers Who Are Not Directors	7

Compensation Discussion & Analysis	7

Defined Benefit Plans and Other Arrangements	9

Potential Payments upon a Change of Control or Termination	9

Executive Compensation	9

Compensation Committee Interlocks and Insider Participation	10

Compensation Committee Report	10

Certain Relationships and Related Transactions	10

Option Grants for Fiscal 2009	10

Option Exercises for Fiscal 2009	11

Outstanding Equity Awards at Fiscal Year-End 2009	11

Security Ownership of Certain Beneficial Owners and Management	12

Section 16(a) Beneficial Ownership Reporting Compliance	12

Proposal 2: Ratification of Selection of Independent Registered Public Accounting Firm	12

Report of the Audit Committee	13

Audit Fees and Services	13

Proposal 3: Approval of the 2009 Employee Incentive Stock Plan	14

Expenses of Solicitation	17

Access to Reports	17

Stockholders Proposals for Next Annual Meeting	17

Householding	17

Other Matters	18

MEXCO ENERGY CORPORATION
214 W. Texas Ave., Suite 1101
Midland, Texas 79701

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
To Be Held Thursday, September 15, 2009

SOLICITATION OF PROXY

The accompanying proxy is solicited on behalf of the Board of Directors of Mexco Energy Corporation (the "Company") for use at the Annual Meeting of Stockholders to be held on Tuesday, September 15, 2009, and at any adjournment or postponements thereof.  In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegraph by officers, directors and other employees of the Company, who will not receive additional compensation for such services.  The Company may also request brokerage houses, nominees, custodians and fiduciaries to forward the soliciting material to the beneficial owners of stock held of record and will reimburse such persons for forwarding such material.  The Company will bear the cost of this solicitation of proxies.  Such costs are expected to be nominal.  Proxy solicitation will commence with the mailing of this Proxy Statement on or about July 31, 2009.

Any stockholder giving a proxy has the power to revoke the same at any time prior to its exercise by executing a subsequent proxy or by written notice to the Secretary of the Company or by attending the meeting and withdrawing the proxy.

PURPOSE OF MEETING

As stated in the Notice of Annual Meeting of Stockholders accompanying this Proxy Statement, the business to be conducted and the matters to be considered and acted upon at the annual meeting are as follows:

1.	Electing Directors of the Company;

2.	Considering and voting upon a proposal to appoint Grant Thornton LLP as the independent registered public accounting firm of the Company for the fiscal year ending March 31, 2010;

3.	Considering and voting upon a proposal to approve the Mexco Energy Corporation 2009 Employee Incentive Stock Plan; and

4.	Considering all other matters as may properly come before the meeting.

VOTING RIGHTS

The voting securities of the Company consist solely of common stock, par value $0.50 per share ("Common Stock").

The record date for stockholders entitled to notice of and to vote at the meeting is the close of business on July 24, 2009, at which time there were 1,881,616 shares of Common Stock entitled to vote at the meeting.  Stockholders are entitled to one vote, in person or by proxy, for each share of Common Stock held in their name on the record date.

Stockholders representing a majority of the Common Stock outstanding and entitled to vote must be present or represented by proxy to constitute a quorum.

All proposals will require the affirmative vote of a majority of the Common Stock present or represented by proxy at the meeting and entitled to vote thereon.  Cumulative voting for directors is not authorized.

Abstentions and broker non-votes (shares held by brokers or nominees as to which they have no discretionary power to vote on a particular matter and have received no instructions from the beneficial owners of such shares or persons entitled to vote on the matter) will be counted for the purpose of determining whether a quorum is present.  For purposes of determining the outcome of any matter to be voted upon as to which the broker has indicated on the proxy that the broker does not have discretionary authority to vote, these shares will be treated as not present at the meeting and not entitled to vote with respect to that matter, even though those shares are considered to be present at the meeting for quorum purposes and may be entitled to vote on other matters.  Abstentions, on the other hand, are considered to be present at the meeting and entitled to vote on the matter from which abstained.

With regard to the election of directors, votes may be cast in favor of or withheld from each nominee.  Votes that are withheld will be excluded from the vote and will have no effect.  Broker non-votes and other limited proxies will have no effect on the outcome of the election of directors.

With regard to the proposal to ratify the appointment of Grant Thornton LLP as the independent registered public accounting firm of the Company for the fiscal year ending March 31, 2010, and the proposal to approve the Mexco Energy Corporation 2009 Employee Incentive Stock Plan, an abstention will have the same effect as a vote against the proposal. Broker non-votes and other limited proxies will have no effect on the outcome of the vote with respect to any of such proposals.

If the enclosed Proxy is properly executed and returned prior to the Annual Meeting, the shares represented thereby will be voted as specified therein.  IF A SHAREHOLDER DOES NOT SPECIFY OTHERWISE ON THE RETURNED PROXY, THE SHARES REPRESENTED BY THE SHAREHOLDER'S PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED BELOW UNDER "ELECTION OF DIRECTORS", FOR THE APPOINTMENT OF GRANT THORNTON LLP, FOR THE APPROVAL OF THE MEXCO ENERGY COPORATION 2009 EMPLOYEE INCENTIVE STOCK PLAN AND ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS THEREOF.

PROPOSAL 1:  ELECTION OF DIRECTORS

At the Annual Meeting to be held on September 15, 2009, five persons are to be elected to serve on the Board of Directors for a term of one year and until their successors are duly elected and qualified.  All of the nominees have announced that they are available for reelection to the Board of Directors.  The Company's nominees for the five directorships are:

Thomas R. Craddick	Arden R. Grover	Nicholas C. Taylor
Thomas Graham, Jr.	Jack D. Ladd

The election of each nominee requires that the number of votes cast “FOR” the nominee’s election exceed the votes cast “AGAINST” that nominee’s election.

The Board of Directors recommends that you vote “FOR” the election of each of the Director nominees.

MEXCO ENERGY CORPORATION BOARD OF DIRECTORS

The Board of Directors currently consists of one person who is an employee of the Company and four persons who are not employees of the Company (three of which are outside directors).  The Board of Directors has determined that each of the three outside directors, namely Messrs. Graham, Ladd and Grover are independent in accordance with American Stock Exchange rules and under the Exchange Act.  Set forth below are the names, ages and positions of the Company's directors as of July 15, 2009.

The Board of Directors elects executive officers annually.  Executive officers hold office until their successors are elected and have qualified.

Name	Age	Position
Thomas R. Craddick	65	Director
Thomas Graham, Jr.	75	Chairman of the Board of Directors
Arden R. Grover	83	Director
Jack D. Ladd	59	Director
Nicholas C. Taylor	71	President, Chief Executive Officer and Director

Set forth below are descriptions of the principal occupations during at least the past five years of the Company's current directors.

NICHOLAS C. TAYLOR was elected President, Chief Executive Officer, Treasurer and Director of the Company in April 1983 and continues to serve as President, Chief Executive Officer and Director on a part time basis, as required.  Mr. Taylor served as Treasurer until March 1999.  From July 1993 to the present, Mr. Taylor has been involved in the independent practice of law and other business activities including independent oil and gas exploration and production.  For more than the prior 19 years, he was a director and shareholder of the law firm of Stubbeman, McRae, Sealy, Laughlin & Browder, Inc., Midland, Texas, and a partner of the predecessor firm.  In 1995 he was appointed by the Governor of Texas to the State Securities Board through January 2001.  In addition to serving as chairman for four years, he continued to serve as a member until 2004.  In November 2005 he was appointed by the Speaker of the House to the Texas Ethics Commission for a term of four years.

THOMAS R. CRADDICK was elected to the Board of Directors of the Company in March 1998.  Since 1968 to the present, Mr. Craddick has served as a State Representative and served as Speaker of the House of Representatives of the State of Texas from 2003 through 2008.  Throughout his tenure of the past 21 sessions of the Legislature, Representative Craddick has served on various committees and conferences.  Mr. Craddick is the sales representative for Mustang Mud as well as the owner of Craddick Properties and owner and President of Craddick, Inc., both of which invest in oil and gas properties and real estate.

THOMAS GRAHAM, JR.* was appointed Chairman of the Board of Directors of the Company in July 1997, having served as a director from 1990 through 1994.  From July 1994 through July 1997, Mr. Graham served as a United States Ambassador.  For nearly fifteen years prior thereto, Mr. Graham served as the General Counsel, United States Arms Control and Disarmament Agency, as well as Acting Director and as Acting Deputy Director of such Agency successively, in 1993 and 1994.  In these and prior positions he held a senior position in every arms control negotiation in which the United States participated from 1970 – 1997.  Mr. Graham currently serves as Chairman of the Board of Thorium Power Ltd. and as Chairman of the Board of the Cypress Fund for Peace and Security.  He is a Fellow at the Eisenhower Institute.  In addition, Mr. Graham is a Board Member of the United States Industry Coalition (helping U.S. business in Russia), Chairman of the Bi-partisan Security Group (working with the U.S. Congress) and adjunct professor at Stanford University and the University of Washington (Seattle).  Mr. Graham is the author of “Disarmament Sketches”, University of Washington Press, 2002 and “Common Sense on Weapons of Mass Destruction”, University of Washington Press, 2004, as well as, the co-author of “Cornerstones of Security”, University of Washington Press, 2003 and “Spy Satellites and Other Intelligence Technologies that Changed History”, University of Washington Press, 2007.

ARDEN R. GROVER* was elected to the Board of Directors of the Company in September 2001.  Mr. Grover has been an independent oil and gas producer for more than 40 years and is the managing partner of Grover Family L.P., an oil and gas producing company.  He is a Director of Glencoe Resources Ltd., Calgary, Alberta, Canada and an advisory Director of Caithness Resources Inc., a geothermal energy company.  Mr. Grover is a past President of the Permian Basin Petroleum Association.

JACK D. LADD* was elected to the Board of Directors of the Company in March 1998.  In July 2007 Mr. Ladd began serving as Dean of the School of Business of the University of Texas at Permian Basin.  Prior to his appointment as Dean, Mr. Ladd served for 2 ½ years as Director of the John Ben Shepherd Leadership Institute of the UTPB.  Previously, Mr. Ladd was a shareholder of the law firm of Stubbeman, McRae, Sealy, Laughlin & Browder, Inc., Midland, Texas for 28 years.  Mr. Ladd was a partner in various real estate partnerships and is an arbitrator for the National Association of Securities Dealers, and a mediator certified by the Attorney Mediation Institute.  Mr. Ladd is a director for four other for-profit corporations other than the Company.  These include Thorium Power, Ltd., Map Resources, Inc., Renovar Energy Corporation and Dawson Geophysical Company.  Mr. Ladd also serves on numerous philanthropic boards. In 2002, Mr. Ladd was appointed by the Governor of Texas as a member of the State Securities Board to serve a six year term and in 2004 to serve as Chairman thereof, and in 2003, the Select Committee on Education of the State of Texas.

*Indicates independence has been determined by the Board of Directors in accordance with the American Stock Exchange rules.

The Board of Directors recommends that you vote

FOR

the election of each of the Director nominees.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

The Board has responsibility for establishing broad corporate policies and for overall performance and direction of the Company.  The Board is elected by the Stockholders to oversee their interest in the long-term health and the overall success of the Company's business and its financial strength.  The Board serves as the ultimate decision-making body of the Company, except for those matters reserved to or shared with the Stockholders.  The Board selects and oversees the members of senior management, who are charged by the Board with conducting the business of the Company.  Members of the Board stay informed of the Company’s business by participating in Board and committee meetings, by reviewing analyses and reports sent to them regularly, and through discussions with the Chief Executive Officer and Chief Financial Officer.  During fiscal year ended March 31, 2009, the Board of Directors held four meetings.  No member of the board attended less than 75% of the fiscal 2009 meetings held while serving as a director.

The Board of Directors has established the following standing committees:  audit, compensation and nominating.  In accordance with Section 121A of the American Stock Exchange rules and the Exchange Act, the Board must affirmatively determine the independence of each director.  The Board of Directors has determined each of the following directors to be an "independent director" as such term is defined in said rules:  Thomas Graham, Jr., Arden R. Grover and Jack D. Ladd.  In this proxy statement these three directors are referred to individually as an "Independent Director" and collectively as the "Independent Directors."  The Board is comprised of a majority of Independent Directors and the Audit Committee, the Compensation Committee and the Nominating Committee are comprised entirely of Independent Directors.

The table below shows the current membership of each committee of the Board and the number of meetings each committee held in fiscal 2009:

Director	Audit	Compensation	Nominating
Thomas R. Craddick
Thomas Graham, Jr.	X	X	X
Arden R. Grover	X	Chair	Chair
Jack D. Ladd	Chair	X	X
Nicholas C. Taylor
2009 Meetings	4	4	1

Audit Committee.  The Audit Committee is a standing committee of the Board of Directors and currently consists of Messrs. Ladd, Grover and Graham, all of whom are Independent Directors.  The Board of Directors has determined that Mr. Ladd, who currently serves as the Chairman of the Audit Committee, is an “audit committee financial expert” (as that term is defined under the applicable SEC rules and regulations) based on the Board’s qualitative assessment of Mr. Ladd's level of knowledge, experience (as described above) and formal education.  The functions of the Audit Committee are to determine whether management has established internal controls which are sound, adequate and working effectively; to ascertain whether the Company’s assets are verified and safeguarded; to review and approve external audits; to review audit fees and appointment of the Company’s independent public accountants; and to review non-audit services provided by the independent public accountants.  The Audit Committee held four meetings during fiscal year ended March 31, 2009.  All members of the Audit Committee attended these meetings in person or telephonically.  The Audit Committee operates under a written charter adopted by the Board of Directors in fiscal 2004.  The charter is posted on the Company’s website at http://www.mexcoenergy.com in the “Corporate Governance” area of the “Investor Relations” section.  The report of the Audit Committee for fiscal year 2009 is included in this proxy statement on page 13.

Compensation Committee.  The Compensation Committee is a standing committee of the Board of Directors and currently consists of Messrs. Grover, Chairman, Ladd, and Graham, all of whom are Independent Directors.  The primary function of the Compensation Committee is to determine compensation for the officers of the Company that is competitive and enables the Company to motivate and retain the talent needed to lead and grow the Company’s business.  The Compensation Committee held four meetings during the fiscal year ended March 31, 2009.  All members of the Compensation Committee attended such meetings in person or telephonically.  The Compensation Committee currently operates under a written charter adopted and approved by the Board of Directors as of June 15, 2005.  The charter is posted on the Company’s website at http://www.mexcoenergy.com in the “Corporate Governance” area of the “Investor Relations” section.  The report of the Compensation Committee for fiscal year 2009 is included in this proxy statement on page 10.

Nominating Committee.  The Nominating Committee is a standing committee of the Board of Directors and currently consists of Messrs. Grover, Chairman, Ladd and Graham, all of whom are Independent Directors.  The Nominating Committee held one meeting during the fiscal year ended March 31, 2009, at which all members of the Nominating Committee were present in person or telephonically.  The primary function of the Nominating Committee is to determine the slate of Director nominees for election to the Company’s Board of Directors.  The Nominating Committee considers candidates recommended by security holders, directors, officers and outside sources and considers criteria such as business experience, ethical standards and personal qualifications in evaluating all such nominees.  Stockholders who wish to have their nominees for election to the Board of Directors considered by the Nominating Committee may submit such nomination to the Secretary of the Company for receipt not less than 80 days prior to the date of the next Annual Meeting of stockholders and include (i) the name and address of the stockholder making the nomination, (ii) information regarding such nominee as would be required to be included in the proxy statement, (iii) a representation of the stockholder, and the stockholder’s intent to appear in person or by proxy at the meeting to propose such nomination, and (iv) the written consent of the nominee to serve as a director if so elected.  The Nominating Committee currently operates under a written charter adopted and approved by the Board of Directors as of June 15, 2005.  The charter is posted on the Company’s website at http://www.mexcoenergy.com in the “Corporate Governance” area of the “Investor Relations” section.

Shareholders may request a free printed copy of any of our committee charters by contacting our Corporate Secretary at mexco@sbcglobal.net or by calling (432) 682-1119.

CORPORATE GOVERNANCE AND CODE OF BUSINESS CONDUCT

Our Board of Directors and management are dedicated to exemplary corporate governance and high standards of conduct and ethics.  The Board adopted our Code of Ethics and Business Conduct to inspire continuing dedication to the fundamental principles of honesty, loyalty, fairness and forthrightness.  Our Code of Ethics and Business Conduct can be found at www.mexcoenergy.com by clicking on “Investor Relations” then  "Corporate Governance".  Shareholders may request a free printed copy of our Code of Ethics and Business Conduct by contacting our Corporate Secretary at mexco@sbcglobal.net or by calling (432) 682-1119.

DIRECTOR COMPENSATION

The following table sets forth the total compensation paid or earned by each of the Company’s directors, who are not executive officers, during fiscal year 2009.

Director	Fees Paid in Cash (1)	Stock Option Awards (3)	All Other Compensation	Total
Thomas R. Craddick (4)	$6,000	$-	$-	$6,000
Thomas Graham, Jr. (2)	$29,000	$2,333	$-	$31,333
Arden R. Grover	$6,000	$-	$-	$6,000
Jack D. Ladd	$6,000	$-	$-	$6,000

(1)	Director’s fees are paid at the rate of $1,500 per director quarterly.

(2)
Thomas Graham, Jr. is a non-executive Chairman of the Board for which, through February 2009, he was paid a fee of $2,000 per month for his services.  As of March 2009, this fee was reduced to $1,000 per month.

(3)
The amounts in this column reflect the compensation cost recognized by the Company for the fiscal year ended March 31, 2009, in accordance with SFAS No. 123(R) for option awards granted pursuant to the 1997 and 2004 Employee Incentive Stock Plans and may include amounts from option awards granted prior to fiscal 2009.  For a discussion of valuation assumptions, see Note 10 – Stock Options of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for year ended March 31, 2009.

(4)
A family limited partnership of Thomas R. Craddick received from the Company a finders fee in kind, equal to 2.5% of the total mineral interest purchased in the Newark East Field in Johnson County, Texas.

EMPLOYEE INCENTIVE STOCK OPTION PLANS

The Company currently has two equity compensation plans: the 1997 Employee Incentive Stock Plan (the “1997 Plan”), the 2004 Employee Incentive Stock Plan (the “2004 Plan”) (collectively, the “Stock Plans”).

The 1997 Plan provides for distribution, 350,000 shares of authorized but unissued common stock of the Company.  Awards, granted at the discretion of the Compensation Committee of the Board, included stock options and restricted stock.  Stock options were incentive stock options or non-qualified stock options.  The exercise price of each option was not to be less than the market price of the Company's stock on the date of grant.  The maximum term of the options is ten years.

The 2004 Plan replaced, modified and extended the termination date of the 1997 Plan to September 14, 2009.  The 2004 Plan provides for the award of stock options up to 375,000 shares of which 125,000 may be the subject of stock grants without restrictions and without payment by the recipient and stock awards of up to 125,000 shares with restrictions including payment for the shares and employment of not less than three years from the date of the award.  The terms of the stock options are similar to those of the 1997 Plan except that the term of the options is five years from the date of grant.

The proposed Mexco Energy Corporation 2009 Employee Incentive Stock Plan is described in detail below under “Proposal 3: Approval of the Mexco Energy Corporation 2009 Employee Incentive Stock Plan”.  Although shares are available under the 2004 Plan and the 1997 Plan, we will not issue shares from these plans in the future upon the adoption of the 2009 plan.

Restricted stock was to be granted with a condition to attain a specified goal.  The purchase price was to be at least $5.00 per share of restricted stock.  The awards of restricted stock were to be accepted within sixty days and vest as determined by agreement.  Holders of restricted stock were to have all rights of a shareholder of the Company.  At March 31, 2009, no restricted stock had been granted under either plan.

The Company does not have any employment contracts or change of control agreements.  However, the Stock Plans do permit accelerated vesting of stock awards in the event of a change of control.

The following table summarizes certain information, as of March 31, 2009, relating to the Company’s Stock Plans.  Both plans were approved by security holders.

	Number of Shares Authorized for Issuance under plan	Number of securities to be issued upon exercise of outstanding options	Weighted average exercise price of outstanding options	Number of securities remaining available for future issuance under plan
1997 Plan	350,000	95,750	$5.75	-
2004 Plan	375,000	53,000	$6.56	303,000	(1)
Total	725,000	148,750	$6.04	303,000

(1)        These shares will no longer be available for award after adoption of the 2009 Plan.

NAMED EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

The Board of Directors elects executive officers annually.  Executive officers hold office until their successors are elected and have qualified.  Set forth below is biographical information concerning the executive officers of the Company.  These individuals along with Nicholas C. Taylor are referred to collectively in this Proxy Statement as the “Named Executive Officers”.  Biographical information concerning Mr. Taylor is set forth above under the caption "Mexco Energy Corporation Board of Directors."

TAMMY L. MCCOMIC, age 40, joined the Company in 2001 and was elected Executive Vice President and Chief Financial Officer in 2009. She served the Company as Vice President and Chief Financial Officer from 2003 to 2009. Prior thereto, Ms. McComic served as Controller, Treasurer and Assistant Secretary. Ms. McComic is a Certified Public Accountant.

JEFFRY A. SMITH, age 62, has served as a Consulting Geologist since March 2005 and served as a director of the Company from 2005 to 2008.  For the past approximately 8 years, Mr. Smith has been a geological consultant for several major and independent oil companies.  Previously, he had served as Vice President of Exploration for two independent oil companies and served as an exploration geologist in the early years of his career.  Mr. Smith is a certified geologist of the Texas Board of Professional Geoscientists and holds an M.S. in Geology from the Rensselaer Polytechnic Institute. He is a member of AAPG, PBS-SEPM, WTGS and SIPES.  His publications include: “Development in West Texas and Eastern New Mexico in 1975:  AAPG Bull, V. 60, No. 8” and “Introductory Paper to 1977 Gas Field Symposium – WTGS Publisher”.

DONNA GAIL YANKO, age 65, has served as Vice President part-time since 1990.  She has also served as Corporate Secretary of the Company since 1992 and from 1986 to 1992 was Assistant Secretary of the Company.  From 1986 to the present, on a part-time basis, she has assisted the President of the Company in his personal business activities.  Ms. Yanko also served as a director of the Company from 1990 to 2008.

COMPENSATION DISCUSSION & ANALYSIS

Overview of Compensation Program

The Compensation Committee of the Board of Directors has responsibility for establishing, implementing and monitoring adherence to our compensation philosophy.  The Compensation Committee seeks to provide total compensation paid to our executive officers that is fair, reasonable and competitive.

In this compensation discussion and analysis, the “Named Executive Officers” are as follows:

Nicholas C. Taylor	President, Chief Executive Officer
Tamala L. McComic	Executive Vice President, Chief Financial Officer, Treasurer, Assistant Secretary
D. Gail Yanko	Vice President, Secretary
Jeffry A. Smith	Consulting Geologist

Compensation Philosophy and Objectives

The Compensation Committee believes that compensation for executive officers should be based upon the principle that compensation must be competitive to enable the Company to motivate and retain the talent needed to lead and make the Company grow, reward successful performance and closely align the interests of our executives with the Company. The ultimate objective of our compensation program is to improve stockholder value.

In setting compensation levels, the Compensation Committee evaluates both performance and overall compensation. The  review of executive officers’ performance includes a mix of financial and non-financial measures. In addition to business results, employees are expected to uphold a commitment to integrity, maximize the development of each individual, and continue to improve the environmental quality of the Company’s services and operations.

In order to continue to attract and retain the best employees, the Compensation Committee believes the executive compensation packages provided to the Named Executive Officers should include both cash and stock-based compensation.

The Compensation Committee has not retained a compensation consultant to review the compensation practices of the Company’s peers or to advise the Compensation Committee on compensation matters.

Competitive Considerations

We believe the competition for talented employees goes well beyond the industry to include oil and gas exploration and development companies and oilfield service companies.  Many of the companies with whom we compete for top level talent are larger and have more financial resources than we do.  Both our Compensation Committee and President and Chief Executive Officer (“CEO”) consider known information regarding the compensation practices of likely competitors when reviewing and setting the compensation of the Named Executive Officers.

Role of Chief Executive Officer in Compensation Decisions

On an annual basis, our CEO reviews the performance of each of the other Named Executive Officers and, based on this review, makes recommendations to the Compensation Committee with respect to the compensation of the Named Executive Officers. The CEO considers internal pay equity issues, individual contribution and performance, competitive pressures and company performance in making his recommendations to the Compensation Committee. The Compensation Committee may accept or adjust such recommendations.

Establishing Executive Compensation

Consistent with our compensation objectives, the Compensation Committee has structured our annual and long-term incentive-based executive compensation to attract and retain the best talent, reward financial success and closely align executives’ interests with the Company’s interests. In setting the compensation, the Compensation Committee reviews total direct compensation for the Named Executive Officers, which includes salary, annual cash incentives and long-term equity incentives. The appropriate level and mix of incentive compensation is not based upon a formula, but is a subjective determination made by the Compensation Committee.

We do not have a policy of stock ownership requirements. In addition, we do not have any employment contracts or change of control agreements.

The Compensation Committee reviews compensation matters from time to time during the year. The Compensation Committee usually performs its annual review of officer salaries during the first quarter of each fiscal year.

Elements of Compensation

Element	Form of Compensation	Purpose
Base Salary	Cash	Provide competitive, fixed compensation to attract and retain executive talent.
Short-Term Incentive	Cash Bonus	Create a strong financial incentive for achieving financial success and for the competitive retention of executives.
Long-Term Incentive	Stock Option and Restricted Stock Grants	Provide incentives to strengthen alignment of executive team interests with Company interests, reward long-term achievement and promote executive retention.
Insurance Benefits	Eligibility to participate in the plan available to our employees, including major medical, dental, life and short-term disability plans.	Plan is part of broad-based employee benefits.

Insurance Benefits

We offer an insurance package to all eligible employees that includes major medical, dental and life insurance.  The life insurance benefit provides for a maximum term payout of $30,000.  This package also provides for a short-term disability benefit with a maximum payout of $200 per week for a term of up to 13 weeks.

DEFINED BENEFIT PLANS AND OTHER ARRANGEMENTS

Long-term incentive compensation for executive officers is not included in the Company policy.  Accordingly, no awards or payouts have been made.  The Company has no retirement or pension plan except for its 1997 and 2004 Employee Incentive Stock Plans described above and the proposed 2009 Employee Incentive Stock Plan described below in Proposal 3: Approval of the Mexco Energy Corporation 2009 Employee Incentive Stock Plan.

POTENTIAL PAYMENTS UPON A CHANGE OF CONTROL OR TERMINATION

The Company does not have any employment contracts or change of control agreements.  However, the Stock Plans do permit accelerated vesting of stock awards in the event of a change of control.  Upon termination of employment, stock options held may be exercised to the extent such option was exercisable or in such accelerated basis as the Compensation Committee may determine.

EXECUTIVE COMPENSATION

The compensation paid to the Named Executive Officers generally consists of base salaries, annual incentive bonus payments and awards under the Stock Plans.  The following table summarizes the total compensation awarded to, earned by or paid to the Named Executive Officers during fiscal years 2009, 2008 and 2007.

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus		Option Awards (1)	All Other Compensation (2)	Total
Nicholas C. Taylor	2009	$-	$-		$-	$6,000	$6,000
President & CEO	2008	$-	$-		$-	$6,000	$6,000
	2007	$-	$-		$-	$4,500	$4,500

Tamala L. McComic (3)	2009	$136,620	$33,000		$19,084	$-	$188,704
Executive Vice President, CFO	2008	$128,340	$8,000		$22,710	$-	$159,050
Treasurer & Asst. Secretary	2007	$109,176	$26,000		$27,924	$-	$163,100

Donna Gail Yanko (4)	2009	$26,204	$8,000		$4,650	$3,000	$41,854
Vice President & Secretary	2008	$25,440	$3,000		$9,185	$6,000	$43,625
	2007	$23,355	$3,000		$11,725	$4,500	$42,580

Jeffry A. Smith (4) (5)	2009	$109,724	$10,000		$19,084	$7,271	$146,079
Consulting Geologist	2008	$84,772	$10,000		$27,972	$6,000	$128,744
	2007	$18,000	$14,100	(6)	$38,123	$4,500	$74,723

(1)
Stock Option grants to Ms. McComic and Mr. Smith for 2008 were made on December 10, 2007 with a strike price of $4.35 per share and a SFAS No. 123(R) value of $2.20.  Stock Option grants to Ms. McComic, Ms. Yanko and Mr. Smith for 2007 were made on July 12, 2006 with a strike price of $8.24 per share and a SFAS No. 123(R) value of $5.15.  The amounts in this column reflect the compensation cost recognized by the Company for the fiscal year ended March 31, 2009, in accordance with SFAS No. 123(R) for option awards granted pursuant to the 2004 Incentive Stock Plan and include amounts from option awards granted prior to fiscal 2009.  For a discussion of valuation assumptions, see Note 10 – Stock Options of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for year ended March 31, 2009.

(2)
All other compensation is comprised of director’s fees only for Mr. Taylor and Ms. Yanko.  There are no employment agreements or retirement benefit plans.  Director’s fees are paid at the rate of $1,500 per director quarterly.  The sole compensation received by the President and CEO of the Company for such period consisted of director's fees.   All other compensation for Mr. Smith consisted of director’s fees and overriding and working interest revenues.

(3)	Salary amounts for Ms. McComic include accrued vacation not taken and sold back to the Company as follows: $5,566, $9,660 and $3,768 for fiscal 2009, 2008 and 2007, respectively.

(4)	Ms. Yanko and Mr. Smith served on the board as directors of the Company through September 11, 2008.

(5)	Salary amounts for Mr. Smith are comprised of consulting fees.

(6)	Mr. Smith was granted a stock award of 2,000 shares as provided by the Company’s 2004 Employee Incentive Stock Plan.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee was formed as of June 15, 2005 and Messrs. Ladd, Grover and Graham are current members thereof.  No member of the Compensation Committee is an officer or employee of the Company.  None of the Company’s executive officers served on the Board of Directors or the Compensation Committee of any other entity, for which any officers of such other entity served either on our Board of Directors or the Compensation Committee.  The Company’s Compensation Committee makes recommendations regarding compensation subject to approval of the entire Board of Directors.

COMPENSATION COMMITTEE REPORT

To the Stockholders of Mexco Energy Corporation:

The Company’s Compensation Committee makes recommendations regarding compensation of the Named Executive Officers, subject to approval of the entire Board of Directors.

Compensation for executive officers is based on the principle that compensation must be competitive to enable the Company to motivate and retain the talent needed to lead and grow the Company’s business, and to provide rewards which are closely linked to the Company and individual performance.

Executive compensation for all executive officers is based on the performance against a combination of financial and non-financial measures.  In addition to business results, employees are expected to uphold a commitment to integrity, maximize the development of each individual, and continue to improve the environmental quality of the Company’s operations.  In upholding these financial and non-financial objectives, executives not only contribute to their own success, but also help ensure that the business, employees, stockholders and communities in which we live and work will prosper.

July 15, 2009	Compensation Committee
Arden R. Grover
Jack D. Ladd
Thomas Graham, Jr.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with related persons are reviewed, approved or ratified in accordance with the policies and procedures set forth in the Company's Code of Ethics and Business Conduct.  The Audit Committee, pursuant to the Audit Committee Charter, has oversight for related person transaction and compliance with our code.

A family limited partnership of Thomas Craddick, a member of the Board of Directors and Company employee, received from the Company a finders fee in kind, equal to 2.5% of the total mineral interest purchased in the Newark East Field in Johnson County, Texas. Mr. Craddick invested his personal funds in a working interest (5.0% before payout and 3.75% after payout) in the Company’s well in Ward County, Texas.  This personal investment was made on the same basis as an unrelated third party investor.

On April 1, 2007, Jeff Smith, a member of the board of directors through September 11, 2008 and a geological consultant, entered into an agreement with the Company to provide geological consulting services for a fee of approximately $10,000 per month plus expenses. This agreement was amended to not to exceed $5,000 per month plus a quarterly fee of $1,500 and expenses on March 1, 2009.  Also as part of this agreement, Mr. Smith received from the Company a 0.25% overriding interest in each of the two wells in Loving County, Texas, a 1.0% overriding interest in the well in Ward County, Texas and a .5% overriding interest in the well in Reeves County, Texas.  Mr. Smith invested his personal funds in a working interest in the Company’s wells in Reeves County, Texas (2.5% before payout and 1.875% after payout) and Ward County, Texas (2.0% before payout and 1.5% after payout), on a non-promoted basis.

OPTION GRANTS FOR FISCAL 2009

There were no stock options granted during the year ended March 31, 2009.

OPTION EXERCISES FOR FISCAL 2009

The following table provides information with respect to the options exercised by our Named Executive Officers and directors during fiscal 2009:

Name	Number of Option Awards Acquired on Exercise	Value Realized Upon Exercise (1)
Tamala L. McComic	30,000	$ 1,093,000
Donna Gail Yanko	25,250	$ 885,000
Jeffry A. Smith	6,500	$ 181,300
Thomas R. Craddick	10,000	$ 371,300
Thomas Graham, Jr.	17,000	$ 617,800
Arden R. Grover	10,000	$ 275,600
Jack D. Ladd	10,000	$ 341,200

(1)
The realized value is based on the difference between the market value of the shares purchased on the date of exercise and the option exercise price multiplied by the number of shares covered by the exercised option.  Of these exercised shares, shares retained are as follows:  Ms. McComic, 12,000 shares; Mr. Smith, 110 shares; Mr. Craddick, 10,000 shares; Mr. Graham, 4,000; and Mr. Grover, 10,000 shares.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2009

The following table sets forth certain information with respect to the vested and unvested stock options held at March 31, 2009 by each of the Named Executive Officers.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($/sh)	Option Expiration Date
Nicholas C. Taylor (1)	-	-	$-	-

Tamala L. McComic	5,000	5,000	$8.24	7/12/2011
	2,500	7,500	$4.35	12/10/2012

Donna Gail Yanko	4,750	-	$6.75	1/23/2011
	5,000	-	$6.00	7/10/2013
	2,500	2,500	$8.24	7/12/2011

Jeffry A. Smith	6,000	-	$7.00	11/20/2013
	5,000	5,000	$8.24	7/12/2011
	-	7,500	$4.35	12/10/2012

(1)	At March 31, 2009, Mr. Taylor did not hold any options to purchase shares of the Company’s Common Stock.

The following table sets forth certain information with respect to the vested and unvested stock options held at March 31, 2009 by each of the Company’s current directors, who are not executive officers.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($/sh)	Option Expiration Date
Thomas R. Craddick	10,000	-	$5.25	3/21/2010
	10,000	-	$4.00	5/28/2012

Thomas Graham, Jr.	10,000	-	$5.25	3/21/2010
	10,000	-	$6.75	1/23/2011
	20,000	-	$6.70	7/2/2014
	3,000	-	$6.17	9/14/2009

Arden R. Grover (1)	-	-	$-

Jack D. Ladd	10,000	-	$4.00	5/28/2012
	10,000	-	$6.00	7/10/2013

(1)	At March 31, 2009, Mr. Grover did not hold any options to purchase shares of the Company’s Common Stock.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock, as of July 24, 2009, by each of the Company's directors and executive officers, by all executive officers and directors of the Company as a group, and by each person known to the Company to be the beneficial owner of more than 5% of any class of the Company's outstanding Common Stock.

	Number of Shares of Common Stock Beneficially Owned (1)		Percent of Class (2)
BENEFICIAL OWNERS OF MORE THAN 5% OF COMMON STOCK
Howard E. Cox, Jr., Box 2217, 800 Winter St., #300, Waltham, MA 02451	213,400		11.34

SECURITY OWNERSHIP OF MANAGEMENT
Thomas R. Craddick	30,000		1.58
Thomas Graham, Jr. (4)	109,000	(3)	5.67
Arden R. Grover (4)	15,900		-	*
Jack D. Ladd (4)	20,440		1.07
Tamala L. McComic	19,500		1.03
Jeffry A. Smith	13,610		-	*
Nicholas C. Taylor	888,811		47.24
Donna Gail Yanko	25,112	(3)	1.33

Officers and directors as a group (8 persons)	1,123,373		56.21%
_______________
* Indicates less than 1% of the outstanding shares of the Company’s Common Stock.

(1)
Included in the number of shares of Common Stock Beneficially Owned are shares that such persons have the right to acquire within 60 days of July 24, 2009, pursuant to options to purchase such Common Stock (Mr. Craddick, 20,000; Ms. McComic, 10,000; Mr. Smith, 13,500; Mr. Graham, 40,000; Mr. Ladd, 20,000; and Ms. Yanko, 13,500).

(2)
Securities not outstanding, but included in the beneficial ownership of each such person, are deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person.

(3)	Includes shares beneficially owned as follows: Mr. Graham’s spouse – 7,000; Ms. Yanko’s spouse – 944.

(4)	Denotes a non-employee, “independent” director as defined in Section 121A of the American Stock Exchange rules and the Exchange Act as of January 1, 2007.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors and officers, and persons who own more than 10 percent of the Company’s outstanding Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock held by such persons.  These persons are also required to furnish the Company with copies of all forms they file under this regulation.

Based on our records and other information, the Company believes that during the fiscal year ended March 31, 2009 all applicable Section 16(a) filing requirements were met.

PROPOSAL 2:  RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has selected Grant Thornton LLP for appointment as the independent registered public accounting firm for the Company for the fiscal year ending March 31, 2010, subject to ratification by the stockholders.  Grant Thornton LLP served as the independent registered public accountants for the Company for the fiscal year ended March 31, 2009.  A representative of that firm will not be present at the Annual Meeting, but will be available by telephone, and have an opportunity to make a statement if they desire to do so and respond to appropriate questions.

REPORT OF THE AUDIT COMMITTEE

To the Stockholders of Mexco Energy Corporation:

It is the responsibility of the members of the Audit Committee to contribute to the reliability of the Company’s Financial Statements.  In keeping with this goal, the Board of Directors adopted a written charter to govern the Audit Committee.  The Audit Committee is satisfied with the adequacy of the charter based upon its evaluation of the charter during fiscal 2009.  The Audit Committee met four times during fiscal 2009.  The current members of the Audit Committee are independent directors.

The Audit Committee has reviewed and discussed the Company’s audited financial statements with management.  It has also discussed with the independent auditors the matters required to be discussed by Statement on Accounting Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.  Additionally, the Audit Committee has received the written disclosures and the letter from the independent auditors at Grant Thornton LLP, as required by Independent Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent auditors that firm’s independence from the Company and its management.  The Audit Committee has concluded that Grant Thornton LLP does not provide any non-audit services.

Audit fees billed to the Company by Grant Thornton LLP for the audit of the Company’s annual financial statements and the review of those financial statements included in the Company’s quarterly reports on Form 10-Q totaled $97,366 during the Company’s 2009 fiscal year.  The Company has obtained no other services from Grant Thornton LLP.

Based on reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the financial statements for fiscal 2009 be included in the Company’s Annual Report on Form 10-K.

July 15, 2009	Audit Committee
Jack D. Ladd
Arden R. Grover
Thomas Graham, Jr.

AUDIT FEES AND SERVICES

 The table below sets forth the aggregate fees billed by Grant Thornton LLP, the Company’s independent registered public accounting firm, for the last two fiscal years:

	2009	2008
Audit Fees (1)
Audit	$60,119	$57,184
Quarterly Reviews	$37,247	$34,155
Total Audit Fees	$97,366	$91,339

Audit Related Fees (2)	$-	$-

Tax Service Fees (3)	$-	$-

Total	$97,366	$91,339

(1)
The audit of the Company’s annual consolidated financial statements included in its Annual Report on Form 10-K, review of the Company’s quarterly financial statement included in its Quarterly Reports on Form 10-Q and review of the Company’s other filings with the SEC, including consents and other research work necessary to comply with generally accepted auditing standards for the years ended March 31, 2009 and 2008.

(2)
There were no fees billed for each of the last two fiscal years for assurance and related services by Grant Thornton LLP that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported “Audit Fees” above.

(3)	There were no fees billed for the fiscal years 2008 and 2009 for professional services rendered by Grant Thornton LLP, for tax compliance, tax advice and tax planning.

The Audit Committee’s policy on pre-approval of audit and audit related fees requires the Chairman of the Audit Committee to sign all engagement letters of the principal independent accountant prior to commencement of any audit or audit related services, all of which was performed in connection with the last two fiscal years of the Company by Grant Thornton, LLP, full-time, permanent employees.

The Board of Directors recommends that you vote

FOR

the appointment of GRANT THORNTON LLP as the independent registered public accounting firm for the Company for the fiscal year ending March 31, 2010.

PROPOSAL 3:  APPROVAL OF THE 2009 EMPLOYEE INCENTIVE STOCK PLAN

Introduction

On June 23, 2009, our Board adopted the Mexco Energy Corporation 2009 Employee Incentive Stock Plan (“the 2009 Plan”).  The proposed Plan replaces our current 2004 Employee Incentive Stock Plan and 1997 Incentive Stock Plan (which we refer to as the “2004 Plan” and “1997 Plan,” respectively, throughout this Proxy Statement).  No further restricted stock or stock option grants will be made under the 2004 Plan or the 1997 Plan, assuming approval of the proposed 2009 Plan.  The stockholders are now being requested to approve the 2009 Plan.

The purpose of the 2009 Plan is to further the interests of the Company, its subsidiary, and its shareholders by providing incentives in the form of awards to employees, consultants and nonemployee directors who can contribute materially to the success and profitability of the Company and its subsidiary.  These awards will recognize and reward outstanding performances and individual contributions and give participants in the 2009 Plan an interest in the Company parallel to that of the shareholders, thus enhancing the proprietary and personal interest of such participants in the Company’s continued success and progress.  The 2009 Plan will support the Company’s and its subsidiary’s ongoing efforts to attract and retain such employees, consultants and non-employee directors.

Summary of the Plan

The following general description of material features of the 2009 Plan is qualified in its entirety by reference to the provisions of the 2009 Plan set forth in Exhibit A.

General

Awards to participants under the Plan may be made in the form of stock options; stock awards in the form of Common Stock or Stock Units, including restricted stock or restricted stock units; or cash awards based on objective performance goals pre-established by the Committee (collectively “Awards”).

Shares Subject to Plan

The 2009 Plan provides for the award of up to 200,000 shares of the Company’s Common Stock, including both shares of Common Stock issued plus shares covered by or subject to awards then outstanding under the Plan.  The aggregate number of shares under the 2009 Plan, the number of shares covered by each outstanding Award, the grant price or other price of such Awards, the Fair Market Value (as defined below) or other price determinations of such Awards and the Award limitations are subject to adjustment in the event of a stock split or dividend, recapitalization or capital reorganization or certain other corporate transactions.  Shares of Common Stock underlying Awards that are forfeited, terminated, settled in cash, exchanged for Awards that do not involve Common Stock or expire unexercised become immediately available for additional Awards under the Plan.

Administration and Eligibility

Administration.   The Compensation Committee of the Board of Directors (the “Committee”) selects the employees and consultants to whom Awards will be granted and determines the number and type of Awards to be granted to such individual.  The Board selects the nonemployee directors eligible to whom Awards will be granted and determines the number and type of Award to be granted to such individual.

Eligibility.   All employees, nonemployee directors and consultants of the Company and its subsidiary will be eligible to receive Awards under the Plan if it is approved by stockholders.  No determination has been made as to which of those eligible employees, nonemployee directors and consultants will receive grants under the 2009 Plan, and therefore, the benefits to be allocated to any individual or to any group of employees, consultants and nonemployees are not presently determinable.

Employee Awards

Each Award may be embodied in an agreement containing such terms, conditions and limitations as determined by the Compensation Committee.  Awards may be granted singly, in combination or in tandem.  Awards to participants may also be made in combination or in tandem with, in replacement of, or as alternatives to, grants or rights under the 2009 Plan or any other employee benefit plan of the Company.  All or part of an Award may be subject to conditions established by the Compensation Committee, including continuous service with the Company, achievement of specific business objectives and other comparable measurements of performance.

The type of Awards to employees that may be made under the 2009 Plan are as follows:

Stock Options.   The Committee may grant an Award in the form of a stock option.  In the case of an option granted to an employee, such option may be either an incentive stock option under section 422 of the Internal Revenue Code or a nonqualified stock option.  The Committee determines the exercise price, whether the stock option is intended to qualify as an incentive stock option under the Internal Revenue Code or not and other provisions not inconsistent with the Plan.  The grant price of a stock option shall not be less than the “Fair Market Value” of the Common Stock subject to such option at the date of grant.  “Fair Market Value” of a share of Common Stock means, as of a particular date, if shares of Common Stock are listed on a national securities exchange, the mean between the highest and lowest sales price per share of the Common Stock on the consolidated transaction reporting system for the principal national securities exchange on which shares of Common Stock are listed on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, or, at the discretion of the Committee, the price prevailing on the exchange at the time of exercise or other relevant time (as determined under procedures established by the Committee).  The term shall not exceed ten years from the date of grant.  Options may not be repriced and may not include provisions that reload the option upon exercise

Stock Awards.   The Committee may grant stock awards. Such awards may be subject to such terms, conditions and limitations, not inconsistent with the 2009 Plan, as may be determined by the Committee.

Cash Awards.   The Committee may grant cash awards. Such awards may be subject to such terms, conditions and limitations, not inconsistent with the 2009 Plan, as may be determined by the Committee.

Award Limits.   No employee may be granted, during any calendar year, options that are exercisable for more than 25,000 shares of Common Stock or stock awards covering more than 25,000 shares of Common Stock.

Consultant Awards

The Committee shall have the sole responsibility and authority to determine the type or types of Awards to be made to a consultant under the 2009 Plan and the terms, conditions and limitations applicable to such Awards.

Nonemployee Director Awards

Each Award may be embodied in an agreement containing such terms, conditions and limitations as determined by the Board. Awards may be granted singly, in combination or in tandem. Awards to nonemployee directors may be in the form of options or stock awards. The Board may grant options to nonemployee directors, provided that the options granted to nonemployee directors shall not be incentive stock options.  The Board may grant stock awards to nonemployee directors.  Any terms, conditions and limitations applicable to any stock award granted to a nonemployee director pursuant to the 2009 Plan, including but not limited to rights to dividend equivalents shall be determined by the Board.  Nonemployee directors may not be granted, during any fiscal year, options that are exercisable for more than 25,000 shares of Common Stock or stock awards covering or relating to more than 25,000 shares of Common Stock.

Payment of Awards

Payment made to a participant pursuant to an Award may be made in the form of cash or Common Stock, or a combination thereof.  The Committee may provide for the payment of dividends on shares of Common Stock granted in connection with Awards or dividend equivalents with respect to any shares of Common Stock subject to an award that have not actually been issued under the Award.

Change of Control

In the event of a “change of control” of the Company as defined in the 2009 Plan, all Awards automatically vest and become exercisable and any restrictions applicable to the Award shall lapse.

Duration; Plan Amendments

The 2009 Plan has a term of ten years from the date of shareholder approval.  The Board may at any time amend, modify, suspend or terminate the 2009 Plan, but in doing so cannot adversely affect any outstanding Award without the grantee’s written consent or make any amendment without shareholder approval, to the extent such shareholder approval is required by applicable law or the exchange upon which the shares are traded.

Federal Income Tax Consequences

Set forth below is a brief summary of the federal income tax consequences of awards under the 2009 Plan. This summary is not a complete description of the applicable tax consequences, and it is subject to any changes in applicable tax rules.

Stock Awards.  A grant of shares of Common Stock or a cash equivalent that is not subject to vesting restrictions will result in taxable income for federal income tax purposes to the recipient at the time of grant in an amount equal to the Fair Market Value of the shares or the amount of cash awarded.  The Company would be entitled to a corresponding deduction at that time for the amount included in the recipient’s income.

Generally, a grant of shares of Common Stock under the 2009 Plan subject to vesting and transfer restrictions will not result in taxable income to the recipient for federal income tax purposes or a tax deduction to the Company in the year of the grant.  Instead, the value of the shares will generally be taxable to the recipient as taxable income in the years in which the restrictions on the shares lapse. Such value will be the Fair Market Value of the shares on the dates the restrictions terminate.  Any recipient, however, may elect pursuant to Internal Revenue Code Section 83(b) to treat the Fair Market Value of the shares on the date of such grant as taxable income in the year of the grant of restricted shares, provided the recipient makes the election pursuant to Internal Revenue Code Section 83(b) within 30 days after the date of the grant. In any case, the Company will receive a deduction for federal income tax purposes corresponding in amount to the amount of compensation included in the recipient’s income in the year in which that amount is so included.

Cash Awards.  Cash awards are taxable income to the recipient for federal income tax purposes at the time of payment. The recipient will have taxable income equal to the amount of cash paid, and the Company will have a corresponding deduction for federal income tax purposes.

Nonqualified Stock Options.  Nonqualified stock options granted under the 2009 Plan will not be taxable to a recipient at the time of grant.  Upon the exercise of a nonqualified stock option, the amount by which the Fair Market Value of the shares of Common Stock received, determined as of the date of exercise, exceeds the exercise price will be treated as taxable income received by the Participant in the year of exercise.  Generally, the Company will be entitled to a deduction for compensation paid in the same amount treated as compensation received by the Participant.

Incentive Stock Options.  A recipient of an incentive stock option under the plan will not generally recognize any taxable income for federal income tax purposes upon receipt of an incentive stock option or, generally, at the time of exercise of an incentive stock option, except possibly under the alternative minimum income tax rules.  If a Participant exercises an incentive stock option and does not dispose of the shares received in a subsequent “disqualifying disposition” (generally, a sale, gift or other transfer within two years after the date of grant of the stock option or within one year after the shares are transferred to the Participant), the recipient receives long-term capital gains treatment on the difference between the price at which the recipient of the incentive stock option sells the shares of Common Stock and his or her tax basis in the shares (generally the amount paid upon exercise of such options).  In the event of a disqualifying disposition, the difference between the Fair Market Value of the shares of Common Stock received on the date of exercise and the exercise price will generally be treated as taxable income in the year of disposition.  The Company will not be entitled to a deduction with respect to shares received by a recipient of an incentive stock option upon exercise if the Common Stock received is not disposed of in a disqualifying disposition.  If, however, an amount is treated as taxable income to the recipient of an incentive stock option due to a disqualifying disposition, the Company will be entitled to a corresponding deduction in the same amount for compensation paid.

Deductibility of Awards.  Section 162(m) of the Internal Revenue Code places a $1,000,000 annual limit on the compensation deductible by the Company paid to certain of its executives.  The limit, however, does not apply to “qualified performance-based compensation.”  The Company believes that awards of stock options and certain other “performance-based compensation” awards under the Plan will qualify for the performance-based compensation exception to the deductibility limit.

Deferred Compensation.  Any deferrals made under the 2009 Plan, including awards granted under the 2009 Plan that are considered to be deferred compensation, must satisfy the requirements of Section 409A of the Internal Revenue Code to avoid adverse tax consequences to participating recipients. These requirements include limitations on election timing, and acceleration of payments and distributions.  The Company intends to structure any deferrals and awards under the 2009 Plan to meet the applicable tax law requirements.

Other Tax Consequences.  State tax consequences may in some cases differ from those described above.  Awards under the 2009 Plan will in some instances be made to persons who are subject to tax in jurisdictions other than the United States and may result in tax consequences differing from those described above.

Recommendation and Required Affirmative Vote

The affirmative vote of the holders of a majority of our Common Stock entitled to vote and who do vote (in person or by proxy) at the annual meeting is required for approval of the proposal to approve the 2009 Plan. Our Board believes that the 2009 Plan is in the best interests of the Company and our stockholders.

The Board of Directors recommends that you vote

FOR

the approval of MEXCO ENERGY CORPORATION 2009 EMPLOYEE INCENTIVE STOCK PLAN.

EXPENSES OF SOLICITATION

We bear all expenses incurred in connection with the solicitation of proxies. We have engaged various firms to assist with the solicitation of proxies for estimated fees of $12,300 plus expenses.  We will reimburse brokers, fiduciaries and custodians for their costs in forwarding proxy materials to beneficial owners of Common Stock held in their names.  Our Directors, officers and employees may also solicit proxies by mail, telephone and personal contact. They will not receive any additional compensation for these activities.

ACCESS TO REPORTS

The Company’s refers you to the 2009 Annual Report to Shareholders enclosed with these proxy materials, which includes the Annual Report on Form 10-K for the year ended March 31, 2009, filed with the SEC.  Stockholders may obtain a copy of any materials filed by Mexco with the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, by calling 1-800-SEC-0330 or visiting their website at www.sec.gov which contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC.  We also employ the Public Register’s Annual Report Service which can provide you a copy of our annual report at www.prars.com, free of charge, as soon as practicable after providing such report to the SEC.

We also currently maintain an internet website at www.mexcoenergy.com.  Our website contains our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and all amendments to those reports as soon as reasonably practicable after such material is electronically filed with or furnished to the SEC.  Additionally, our Code of Business Conduct and Ethics and the charters of our Audit Committee, Compensation Committee and Nominating Committee are posted on our website.   Any of these corporate documents as well as any of the SEC filed reports are available in print free of charge to any stockholder and may be obtained by written request in care of the Assistant Secretary, Mexco Energy Corporation, by mail to P.O. Box 10502, Midland, Texas 79702 or by email to mexco@sbcglobal.net.

STOCKHOLDERS PROPOSALS FOR NEXT ANNUAL MEETING

The next Annual Meeting of the Company's stockholders is scheduled to be held on September 14, 2010.  Appropriate proposals of stockholders intended to be presented at the 2010 Annual Meeting must be received by Ms. Donna Gail Yanko, Secretary, no later than March 31, 2010, in order to be included in the Company's Proxy Statement and form of Proxy relating to such meeting.

In addition, the Company’s policy has established advance notice procedures to shareholders proposals not included in the Company’s proxy statement, to be brought before an Annual Meeting.  In general, the Secretary of the Company must receive notice of any such proposal not less than 80 days prior to the date of the Annual Meeting at the address of the Company’s principal executive offices above.  Such notice must include the information which would be required to be included in the proxy statement filed pursuant to the rules of the Securities and Exchange Commission had the proposal been made by the Board of Directors.

HOUSEHOLDING

The SEC permits a single set of annual reports and proxy statements to be sent to any household at which two or more stockholders reside if they appear to be members of the same family.  Each stockholder continues to receive a separate proxy card.  This procedure, referred to as householding, reduces the volume of duplicate information stockholders receive and reduces mailing and printing expenses.  A number of brokerage firms have instituted householding.

As a result, if you hold your shares through a broker and you reside at an address at which two or more stockholders reside, you will likely be receiving only one annual report and proxy statement unless any stockholder at that address has given the broker contrary instructions.  However, if any such beneficial stockholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, or if any such beneficial stockholder that elected to continue to receive separate annual reports or proxy statements wishes to receive a single annual report or proxy statement in the future, that stockholder should contact their broker or send a request to our corporate secretary at our principal executive office mailing address, P.O. Box 10502, Midland, Texas 79702, telephone number (432) 682-1119.  We will deliver, promptly upon written or oral request to the corporate secretary, a separate copy of the 2009 Annual Report and this proxy statement to a beneficial stockholder at a shared address to which a single copy of the documents was delivered.

OTHER MATTERS

Management knows of no other business which will be presented at the Annual Meeting other than as explained herein.  The Board of Directors of the Company has approved a process for collecting, organizing and delivering all stockholder communications to each of its members.  To contact all directors on the Board, all directors on a Board committee or an individual member or members of the Board of Directors, a stockholder may mail a written communication to:  Mexco Energy Corporation, Attention: Assistant Secretary, P.O. Box 10502, Midland, Texas 79702.  All communications received in the mail will be opened by the Company’s Assistant Secretary for the purpose of determining whether the contents represent a message to the Board of Directors.  The contents of stockholder communications to the Board of Directors will be promptly relayed to the appropriate members.  The Company encourages all members of the Board of Directors to attend the Annual Meeting of stockholders.

BY ORDER OF THE BOARD OF DIRECTORS

Donna Gail Yanko, Secretary

EXHIBIT A

MEXCO ENERGY CORPORATION
2009 EMPLOYEE INCENTIVE STOCK PLAN

ARTICLE I
INTRODUCTION

Subject to shareholder approval, effective as of September 15, 2009, Mexco Energy Corporation (“Company”) established the Mexco Energy Corporation 2009 Incentive Stock Plan (the “Plan”) in order to reward certain corporate officers and employees, certain consultants and nonemployee directors of the Company and its Subsidiaries by providing for certain cash benefits and by enabling such persons to acquire shares of Common Stock of the Company.

ARTICLE II
OBJECTIVES

The purpose of the Plan is to further the interests of the Company, its Subsidiary and its shareholders by providing incentives in the form of Awards to employees, consultants and nonemployee directors who can contribute materially to the success and profitability of the Company and its Subsidiary. Such Awards will recognize and reward outstanding performance and individual contributions and give Participants in the Plan an interest in the Company that is parallel to that of the shareholders, thus enhancing the proprietary and personal interest of such Participants in the Company’s continued success and progress. This Plan will also enable the Company and its Subsidiary to attract and retain such employees, consultants and nonemployee directors.

ARTICLE III
DEFINITIONS

As used herein, the terms set forth below shall have the following respective definitions:

“Award” means an Employee Award, a Director Award or a Consultant Award.

“Award Agreement” means one or more Employee Award Agreement, Director Award Agreement or Consultant Award Agreement.

“Board” means the Board of Directors of the Company.

“Cash Award” means an award denominated in cash.

“Change of Control” means one or more events reflected in an Award Agreement, which:

(a) impact the control of:

(i) the Company, or
(ii) the Board, or

(b) reflect a significant change in the ownership of:

(i) the Company or its Subsidiaries, or
(ii) the assets of the Company.

Notwithstanding the paragraph above or the definition contained in an Award Agreement, in the event an Award is or becomes subject to section 409A of the Code, if the payment associated with such Award is permitted upon the occurrence of a Change of Control, the events that constitute a Change of Control shall be limited to the extent necessary to comply with the requirements of section 409A of the Code.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Committee” means the Compensation Committee of the Board or such other committee of the Board as is designated by the Board to administer certain portions of the Plan.

“Common Stock” means Mexco Energy Corporation common stock, par value $0.50 per share.

“Company” means Mexco Energy Corporation, a Colorado corporation.

“Consultant” means a person other than an Employee or a Nonemployee Director providing bona fide services to the Company or any of its Subsidiaries as a consultant or advisor, as applicable, provided that such person is a natural person and that such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for any securities of the Company.

“Consultant Award” means the grant of any Nonqualified Stock Option, Stock Award or Cash Award, whether granted singly, in combination, or in tandem, to a Consultant pursuant to such applicable terms, conditions and limitations as may be established in order to fulfill the objectives of the Plan.

“Consultant Award Agreement” means one or more agreements between the Company and a Consultant setting forth the terms, conditions and limitations applicable to a Consultant Award.

“Director” means an individual serving as a member of the Board.

“Director Award” means the grant of any Nonqualified Stock Option, Stock Award or Cash Award, whether granted singly, in combination, or in tandem, to a Participant who is a Nonemployee Director pursuant to such applicable terms, conditions and limitations as may be established in order to fulfill the objectives of the Plan.

“Director Award Agreement” means one or more agreements between the Company and a Nonemployee Director setting forth the terms, conditions and limitations applicable to a Director Award.

“Effective Date” means the date described in ARTICLE XXII.

“Employee” means an employee of the Company or any of its Subsidiaries and an individual who has agreed to become an employee of the Company or any of its Subsidiaries and is expected to become such an employee within the following six months.

“Employee Award” means the grant of any Option, Stock Award or Cash Award, whether granted singly, in combination, or in tandem, to an Employee pursuant to such applicable terms, conditions and limitations as may be established in order to fulfill the objectives of the Plan.

“Employee Award Agreement” means one or more agreements between the Company and an Employee setting forth the terms, conditions and limitations applicable to an Employee Award.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” of a share of Common Stock means, as of a particular date:

(a) if shares of Common Stock are listed on a national securities exchange, the mean between the highest and lowest sales price per share of the Common Stock on the consolidated transaction reporting system for the principal national securities exchange on which shares of Common Stock are listed on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, or, at the discretion of the Committee, the price prevailing on the exchange at the time of exercise or other relevant time (as determined under procedures established by the Committee),

(b) if shares of Common Stock are not so listed but are quoted by The American Stock Exchange, the mean between the highest and lowest sales price per share of Common Stock reported on the consolidated transaction reporting system for The American Stock Exchange, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, or, at the discretion of the Committee, the price prevailing as quoted by The American Stock Exchange at the time of exercise,

(c) if the Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by The American Stock Exchange, or, if not reported by The American Stock Exchange, by the National Quotation Bureau Incorporated, or

(d) if shares of Common Stock are not publicly traded, the most recent value determined by an independent appraiser appointed by the Company for such purpose.

“Grant Date” means the date an Award is granted to a Participant pursuant to the Plan. The Grant Date for a substituted award is the grant date of the original award.

“Grant Price” means the price at which a Participant may exercise his or her right to receive cash or Common Stock, as applicable, under the terms of an Award.

“Incentive Stock Option” means an Option that is intended to comply with the requirements set forth in Section 422 of the Code.

“Nonemployee Director” means an individual serving as a member of the Board who is not an Employee.

“Nonqualified Stock Option” means an Option that is not an Incentive Stock Option.

“Option” means a right to purchase a specified number of shares of Common Stock at a specified Grant Price, which right may be an Incentive Stock Option or a Nonqualified Stock Option.

“Participant” means an Employee, Director or Consultant to whom an Award has been granted under this Plan.

“Plan” means the Mexco Energy Corporation 2009 Incentive Stock Plan.

“Reload” means the automatic grant of a new Option upon the exercise of an existing Option.

“Restricted Stock” means any shares of Common Stock that are restricted or subject to forfeiture provisions.

“Restricted Stock Unit” means a Stock Unit that is restricted or subject to forfeiture provisions.

“Restriction Period” means a period of time beginning as of the Grant Date of an Award of Restricted Stock or Restricted Stock Units and ending as of the date upon which the Common Stock subject to such Award is no longer restricted or subject to forfeiture provisions.

“Stock Award” means an Award in the form of shares of Common Stock or Stock Units, including an award of Restricted Stock or Restricted Stock Units.

“Stock Based Awards Limitations” means the limitations set forth in Section 7.2(a) and Section 7.2(b) below.

“Subsidiary” means in the case of a corporation, any corporation of which the Company directly or indirectly owns shares representing 50% or more of the combined voting power of the shares of all classes or series of capital stock of such corporation which have the right to vote generally on matters submitted to a vote of the stockholders of such corporation, in the case of a partnership or other business entity not organized as a corporation, any such business entity of which the Company directly or indirectly owns 50% or more of the voting, capital or profits interests (whether in the form of partnership interests, membership interests or otherwise), and any other corporation, partnership or other entity that is a “subsidiary” of the Company within the meaning of Rule 405 promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended.

ARTICLE IV
ELIGIBILITY

Section 4.1  Employees.  All Employees are eligible for the grant of Employee Awards under this Plan in the discretion of the Committee.

Section 4.2  Directors.  Nonemployee Directors are eligible for the grant of Director Awards under this Plan.

Section 4.3  Consultants.  All Consultants are eligible for the grant of Consultant Awards under this Plan.

ARTICLE V
COMMON STOCK AVAILABLE FOR AWARDS

Section 5.1  Award Limitations.  Subject to the provisions of ARTICLE XVI hereof, no Award shall be granted if it shall result in the aggregate number of shares of Common Stock issued under the Plan plus the number of shares of Common Stock covered by or subject to Awards then outstanding under this Plan (after giving effect to the grant of the Award in question) to exceed 200,000.

Section 5.2  Unissued Awards
(a) The number of shares of Common Stock that are the subject of Awards under this Plan that are forfeited or terminated, expire unexercised, are settled in cash in lieu of Common Stock or in a manner such that all or some of the shares covered by an Award are not issued to a Participant or are exchanged for Awards that do not involve Common Stock, shall again immediately become available for Awards hereunder. If the Grant Price or other purchase price of any Option or other Award granted under the Plan is satisfied by tendering shares of Common Stock to the Company, or if the tax withholding obligation resulting from the settlement of any such Option or other Award is satisfied by tendering or withholding shares of Common Stock, only the number of shares of Common Stock issued net of the shares of Common Stock tendered or withheld shall be deemed delivered for purposes of determining usage of shares against the maximum number of shares of Common Stock available for delivery under the Plan or any sublimit set forth above.

(b) Shares of Common Stock delivered under the Plan as an Award or in settlement of an Award issued or made:

(i) upon the assumption, substitution, conversion or replacement of outstanding awards under a plan or arrangement of an entity acquired in a merger or other acquisition; or
(ii) as a post-transaction grant under such a plan or arrangement of an acquired entity shall, in each case, not reduce or be counted against the maximum number of shares of Common Stock available for delivery under the Plan, to the extent that the exemption for transactions in connection with mergers and acquisitions from the shareholder approval requirements of the stock exchange on which the Common Stock is listed for equity compensation plans applies.

(c) The Committee may from time to time adopt and observe such rules and procedures concerning the counting of shares against the Plan maximum or any sublimit as it may deem appropriate, including rules more restrictive than those set forth above to the extent necessary to satisfy the requirements of any stock exchange on which the Common Stock is listed or any applicable regulatory requirement. The Board and the appropriate officers of the Company are authorized to take from time to time whatever actions are necessary, and to file any required documents with governmental authorities, stock exchanges and transaction reporting systems to ensure that shares of Common Stock are available for issuance pursuant to Awards.

ARTICLE VI
ADMINISTRATION.

Section 6.1  Administration by the Committee.

(a) This Plan shall be administered by the Committee, except as otherwise provided herein. Subject to the provisions hereof, the Committee shall have full and exclusive power and authority to administer this Plan and to take all actions that are specifically contemplated hereby or are necessary or appropriate in connection with the administration hereof. The Committee shall also have full and exclusive power to interpret this Plan and to adopt such rules, regulations and guidelines for carrying out this Plan, as it may deem necessary or proper. Any decision of the Committee in the interpretation and administration of this Plan shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned.

(b) The Committee, in its discretion, may:

(i) provide for the extension of the exercisability of an Employee Award or Consultant Award,
(ii) accelerate the vesting or exercisability of an Employee Award or Consultant Award,
(iii) eliminate or make less restrictive any restrictions applicable to an Employee Award or Consultant Award,
(iv) waive any restriction or other provision of this Plan (insofar as such provision relates to Employee Awards or to Consultant Awards) or an Employee Award or Consultant Award,
(v) otherwise amend or modify an Employee Award or Consultant Award in any manner, or
(vi) correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable to further the Plan purposes.

(c) The Committee may do the preceding actions in any manner that is either:

(i) not adverse to the Participant to whom such Employee Award or Consultant Award was granted or
(ii) consented to by such Participant.

(d) Notwithstanding anything herein to the contrary, the Committee shall not be considered to have any discretion to amend or modify an Employee Award or Consultant Award in any manner that would cause the Award or the Participant who holds the Award to be subject to, or violate, the provisions of section 409A of the Code with respect to such Award, unless otherwise agreed to by the Participant.

Section 6.2  Liability of the Committee.  No member of the Committee shall be liable for anything done or omitted to be done by him or her, by any member of the Committee or by any officer of the Company in connection with the performance of any duties under this Plan, except for his or her own willful misconduct or as expressly provided by statute.

Section 6.3  Authority of the Board.  The Board shall have the same powers, duties, and authority to administer the Plan with respect to Director Awards as the Committee retains with respect to Employee Awards and Consultant Awards.

Section 6.4  Delegation of Authority.  The Committee may engage or authorize the engagement of a third party administrator to carry out administrative functions under the Plan.

ARTICLE VII
EMPLOYEE AWARDS AND CONSULTANT AWARDS

Section 7.1  Employee Awards.  The Committee shall determine the type or types of Employee Awards to be made under this Plan and shall designate from time to time the Employees who are to be the recipients of such Awards. Each Employee Award may, in the discretion of the Committee, be embodied in an Employee Award Agreement, which shall contain such terms, conditions and limitations as shall be determined by the Committee in its sole discretion and, if required by the Committee, shall be signed by the Participant to whom the Employee Award is granted and signed for and on behalf of the Company. Employee Awards may consist of those Awards listed in this ARTICLE VII and may be granted singly, in combination or in tandem. Employee Awards may also be granted in combination or in tandem with, in replacement of (subject to the last sentence of ARTICLE XIV), or as alternatives to, grants or rights under this Plan or any other employee plan of the Company or any of its Subsidiaries, including the plan of any acquired entity. An Employee Award may provide for the grant or issuance of additional, replacement or alternative Employee Awards upon the occurrence of specified events, including the exercise of the original Employee Award granted to a Participant. All or part of an Employee Award may be subject to conditions established by the Committee, which may include, but are not limited to, continuous service with the Company and its Subsidiary. Upon the termination of employment by a Participant who is an Employee, any unexercised, deferred, unvested, or unpaid Employee Awards shall be treated as set forth in the applicable Employee Award Agreement or as otherwise specified by the Committee.

(a) Options.  An Employee Award may be in the form of an Option, which may be an Incentive Stock Option or a Nonqualified Stock Option. The Grant Price of an Option shall be not less than the Fair Market Value of the Common Stock subject to such Option on the Grant Date. The term of the Option shall extend no more than 10 years after the Grant Date. Options may not include provisions that Reload the Option upon exercise. Similarly, Options may not be repriced or otherwise modified in any way that would constitute a reduction in the Grant Price associated with such Options. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Options awarded to Employees pursuant to this Plan, including the Grant Price, the term of the Options, the number of shares subject to the Option and the date or dates upon which they become exercisable, shall be determined by the Committee.

(b) Stock Awards.  An Employee Award may be in the form of a Stock Award. The terms, conditions and limitations applicable to any Stock Awards granted pursuant to this Plan shall be determined by the Committee, subject to the limitations set forth below.

(c) Cash Awards.  An Employee Award may be in the form of a Cash Award. The terms, conditions and limitations applicable to any Cash Awards granted pursuant to this Plan shall be determined by the Committee.

Section 7.2  Limitations.  Notwithstanding anything to the contrary contained in this Plan, the following limitations shall apply to any Employee Awards made hereunder:

(a) no Participant may be granted, during any calendar year, Employee Awards consisting of Options that are exercisable for more than 25,000 shares of Common Stock;

(b) no Participant may be granted, during any calendar year, Stock Awards covering or relating to more than 25,000 shares of Common Stock; and

Section 7.3  Consultant Awards.  Subject to the limitations described in this ARTICLE VII, the Committee shall have the sole responsibility and authority to determine the type or types of Consultant Awards to be made under this Plan and the terms, conditions and limitations applicable to such Awards.

ARTICLE VIII
DIRECTOR AWARDS

Section 8.1  Grant of Director Awards.  The Board may grant Director Awards to Nonemployee Directors of the Company from time to time in accordance with this ARTICLE VIII. Director Awards may consist of those Awards listed in this ARTICLE VIII and may be granted singly, in combination, or in tandem. Each Director Award may, in the discretion of the Board, be embodied in a Director Award Agreement, which shall contain such terms, conditions and limitations as shall be determined by the Board in its sole discretion and, if required by the Board, shall be signed by the Participant to whom the Director Award is granted and signed for and on behalf of the Company.

Section 8.2  Options.  A Director Award may be in the form of an Option; provided that Options granted as Director Awards shall not be Incentive Stock Options. The Grant Price of an Option shall be not less than the Fair Market Value of the Common Stock subject to such Option on the Grant Date. In no event shall the term of the Option extend more than ten (10) years after the Grant Date. Options may not include provisions that Reload the Option upon exercise. Similarly, Options may not be repriced or otherwise modified in any way that would constitute a reduction in the Grant Price associated with such Options. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Options awarded to Directors pursuant to this ARTICLE VIII, including the Grant Price, the term of the Options, the number of shares subject to the Option and the date or dates upon which they become exercisable, shall be determined by the Board.

Section 8.3  Stock Awards.  A Director Award may be in the form of a Stock Award. Any terms, conditions and limitations applicable to any Stock Awards granted to a Nonemployee Director pursuant to this Plan, including but not limited to rights to Dividend Equivalents, shall be determined by the Board.

Section 8.4  Limitations.  Notwithstanding anything to the contrary contained in this Plan the following limitations shall apply to any Director Awards made hereunder:

(a) no Participant may be granted, during any fiscal year, Director Awards consisting of Options that are exercisable for more than 25,000 shares of Common Stock and

(b) no Participant may be granted, during any fiscal year, Director Awards consisting of Stock Awards covering or relating to more than 25,000 shares of Common Stock.

ARTICLE IX
CHANGE OF CONTROL

Section 9.1  Acceleration of Vesting.  Except as provided in ARTICLE XVI, notwithstanding any other provisions of the Plan, including ARTICLE VII and ARTICLE VIII hereof, unless otherwise expressly provided in the applicable Award Agreement, in the event of a Change of Control during a Participant’s employment (or service as a Nonemployee Director or Consultant) with the Company or one of its Subsidiary, each Award granted under this Plan to the Participant shall become immediately vested and fully exercisable and any restrictions applicable to the Award shall lapse (regardless of the otherwise applicable vesting or exercise schedules or performance goals provided for under the Award Agreement).

Section 9.2  Exercise Period for Options.  In the event of a Change of Control, outstanding Options shall remain exercisable until:

(a) the expiration of the term of the Award or,

(b) if the Participant should die before the expiration of the term of the Award, until the earlier of:

(i) the expiration of the term of the Award or

(ii) two (2) years following the date of the Participant’s death.

ARTICLE X
NON-UNITED STATES PARTICIPANTS

The Committee may grant Awards to persons outside the United States under such terms and conditions as, in the judgment of the Committee, may be necessary or advisable to comply with the laws of the applicable foreign jurisdictions and, to that end, may establish sub-plans, modified option exercise procedures and other terms and procedures. Notwithstanding the above, no actions may be taken by the Committee, and no Awards shall be granted, that would violate the Exchange Act, the Code, any securities law, any governing statute, or any other applicable law.

ARTICLE XI
PAYMENT OF AWARDS

Section 11.1  General.  Payment made to a Participant pursuant to an Award may be made in the form of cash or Common Stock, or a combination thereof.

Section 11.2  Dividends, Earnings and Interest.  Rights to dividends or Dividend Equivalents may be extended to and made part of any Stock Award, subject to such terms, conditions and restrictions as the Committee may establish, including such terms, conditions and restrictions as may be necessary to ensure that the Stock Awards do not provide for the deferral of compensation within the meaning of section 409A of the Code.

Section 11.3  Cash-out of Awards.  At the discretion of the Committee, an Award that is an Option may be settled by a cash payment equal to the difference between the Fair Market Value per share of Common Stock on the date of exercise and the Grant Price of the Award, multiplied by the number of shares with respect to which the Award is exercised. With respect to all Awards other than Options, at the discretion of the Board or the Committee, as applicable, such Awards may be settled by a cash payment in an amount that the Board or the Committee, as applicable, shall determine in its sole discretion is equal to the fair market value of such Awards.

ARTICLE XII
OPTION EXERCISE

Section 12.1  Exercise in General.  The Grant Price shall be paid in full at the time of exercise in cash or, if permitted by the Committee and elected by the optionee, the optionee may purchase such shares by means of tendering Common Stock or surrendering another Award, including Restricted Stock, valued at Fair Market Value on the date of exercise, or any combination thereof. The Committee shall determine acceptable methods for Participants who are Employees or Consultants to tender Common Stock or other Employee Awards or Consultant Awards; provided that any Common Stock that is or was the subject of an Employee Award or Consultant Award may be so tendered only if it has been held by the Participant for six months unless otherwise determined by the Committee. The Committee may provide for procedures to permit the exercise or purchase of such Awards by use of the proceeds to be received from the sale of Common Stock issuable pursuant to an Award. Unless otherwise provided in the applicable Award Agreement, in the event shares of Restricted Stock are tendered as consideration for the exercise of an Option, a number of the shares issued upon the exercise of the Option, equal to the number of shares of Restricted Stock used as consideration therefor, shall be subject to the same restrictions as the Restricted Stock so submitted as well as any additional restrictions that may be imposed by the Committee. The Committee may adopt additional rules and procedures regarding the exercise of Options from time to time, provided that such rules and procedures are not inconsistent with the provisions of this ARTICLE XII.

Section 12.2  Exercise through Attestation.  An optionee desiring to pay the Grant Price of an Option by tendering Common Stock using the method of attestation may, subject to any such conditions and in compliance with any such procedures as the Committee may adopt, do so by attesting to the ownership of Common Stock of the requisite value in which case the Company shall issue or otherwise deliver to the optionee upon such exercise a number of shares of Common Stock subject to the Option equal to the result obtained by dividing (a) the excess of the aggregate Fair Market Value of the shares of Common Stock subject to the Option for which the Option (or portion thereof) is being exercised over the Grant Price payable in respect of such exercise by (b) the Fair Market Value per share of Common Stock subject to the Option, and the optionee may retain the shares of Common Stock the ownership of which is attested.

ARTICLE XIII
TAXES

The Company or its designated third party administrator shall have the right to deduct applicable taxes from any Employee Award payment and withhold, at the time of delivery or vesting of cash or shares of Common Stock under this Plan, an appropriate amount of cash or number of shares of Common Stock or a combination thereof for payment of taxes or other amounts required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes. The Committee may also permit withholding to be satisfied by the transfer to the Company of shares of Common Stock theretofore owned by the holder of the Employee Award with respect to which withholding is required. If shares of Common Stock are used to satisfy tax withholding, such shares shall be valued based on the Fair Market Value when the tax withholding is required to be made. The Committee may provide for loans, to the extent not otherwise prohibited by law, on either a short term or demand basis, from the Company to a Participant who is an Employee or Consultant to permit the payment of taxes required by law.

ARTICLE XIV
AMENDMENT, MODIFICATION, SUSPENSION, OR TERMINATION OF THE PLAN

Section 14.1  In General.  The Board may amend, modify, suspend, or terminate this Plan for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law, except that:

(a) no amendment or alteration that would adversely affect the rights of any Participant under any Award previously granted to such Participant shall be made without the consent of such Participant, and

(b) no amendment or alteration shall be effective prior to its approval by the stockholders of the Company to the extent such approval is required by applicable legal requirements or the applicable requirements of the securities exchange on which the Company’s Common Stock is listed.

Section 14.2  Exceptions.  Notwithstanding anything herein to the contrary, Options issued under the Plan will not be repriced, replaced, or regranted through cancellation or by decreasing the exercise price of a previously granted Option except as expressly provided by the adjustment provisions of ARTICLE XVI.

ARTICLE XV
ASSIGNABILITY

Unless otherwise determined by the Committee and provided in the Award Agreement or the terms of the Award, no Award or any other benefit under this Plan shall be assignable or otherwise transferable except by will, by beneficiary designation, or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. In the event that a beneficiary designation conflicts with an assignment by will or the laws of descent and distribution, the beneficiary designation will prevail. The Committee may prescribe and include in applicable Award Agreements or the terms of the Award other restrictions on transfer. Any attempted assignment of an Award or any other benefit under this Plan in violation of this ARTICLE XV shall be null and void.

ARTICLE XVI
ADJUSTMENTS

Section 16.1  Adjustments in General.  The existence of outstanding Awards shall not affect in any manner the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the capital stock of the Company or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock (whether or not such issue is prior to, on a parity with or junior to the existing Common Stock) or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above.

Section 16.2  Proportionate Adjustments

(a) In the event of any subdivision or consolidation of outstanding shares of Common Stock, declaration of a dividend payable in shares of Common Stock or other stock split, each of the following shall be proportionately adjusted by the Board as appropriate to reflect such transaction:

(i) the number of shares of Common Stock reserved under this Plan and the number of shares of Common Stock available for issuance pursuant to specific types of Awards as described in ARTICLE V,
(ii) the number of shares of Common Stock covered by outstanding Awards,
(iii) the Grant Price or other price in respect of such Awards,
(iv) the appropriate Fair Market Value and other price determinations for such Awards, and
(v) the Stock Based Awards Limitations.

(b) In the event of any other recapitalization or capital reorganization of the Company, any consolidation or merger of the Company with another corporation or entity, the adoption by the Company of any plan of exchange affecting Common Stock or any distribution to holders of Common Stock of securities or property (including cash dividends that the Board determines are not in the ordinary course of business but excluding normal cash dividends or dividends payable in Common Stock), the Board shall make appropriate adjustments to:

(i) the number of shares of Common Stock reserved under this Plan and the number of shares of Common Stock available for issuance pursuant to specific types of Awards as described in ARTICLE V,
(ii) the number of shares of Common Stock covered by Awards,
(iii) the Grant Price or other price in respect of such Awards,
(iv) the appropriate Fair Market Value and other price determinations for such Awards, and
(v) the Stock Based Awards Limitations to reflect such transaction; provided that such adjustments shall only be such as are necessary to maintain the proportionate interest of the holders of the Awards and preserve, without increasing, the value of such Awards.

(c) In the event of a corporate merger, consolidation, acquisition of assets or stock, separation, reorganization, or liquidation, the Board shall be authorized:

(i) to assume under the Plan previously issued compensatory awards, or to substitute Awards for previously issued compensatory awards as part of such adjustment; if such event constitutes a Change of Control,
(ii) to cancel Awards that are Options and give the Participants who are the holders of such Awards notice and opportunity to exercise for 15 days prior to such cancellation, or
(iii) to cancel any such Awards and to deliver to the Participants cash in an amount that the Board shall determine in its sole discretion is equal to the fair market value of such Awards on the date of such event, which in the case of Options shall be the excess of the Fair Market Value of Common Stock on such date over the exercise or strike price of such Award.

ARTICLE XVII
RESTRICTIONS

No Common Stock or other form of payment shall be issued with respect to any Award unless the Company shall be satisfied based on the advice of its counsel that such issuance will be in compliance with applicable federal and state securities laws. Certificates evidencing shares of Common Stock delivered under this Plan (to the extent that such shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or to which it is admitted for quotation and any applicable federal or state securities law. The Committee may cause a legend or legends to be placed upon such certificates (if any) to make appropriate reference to such restrictions.

ARTICLE XVIII
UNFUNDED PLAN

This Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Participants under this Plan, any such accounts shall be used merely as a bookkeeping convenience, including bookkeeping accounts established by a third party administrator retained by the Company to administer the Plan. The Company shall not be required to segregate any assets for purposes of this Plan or Awards hereunder, nor shall the Company, the Board or the Committee be deemed to be a trustee of any benefit to be granted under this Plan. Any liability or obligation of the Company to any Participant with respect to an Award under this Plan shall be based solely upon any contractual obligations that may be created by this Plan and any Award Agreement or the terms of the Award, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Board nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by this Plan.

ARTICLE XIX
RIGHT TO EMPLOYMENT

Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or its Subsidiaries to terminate any Participant’s employment or other service relationship at any time, or confer upon any Participant any right to continue in the capacity in which he or she is employed or otherwise serves the Company or its Subsidiaries.

ARTICLE XX
SUCCESSORS

All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE XXI
GOVERNING LAW

This Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by mandatory provisions of the Code or the securities laws of the United States, shall be governed by and construed in accordance with the laws of the State of Colorado.

ARTICLE XXII
EFFECTIVENESS AND TERM

The Plan will be submitted to the stockholders of the Company for approval at the 2009 Annual Meeting of the Stockholders and, if approved, shall be effective as of the date first written above. No Award shall be made under the Plan ten years or more after such date.

ANNUAL MEETING
September 15, 2009
10:00 A.M.
Petroleum Club of Midland
501 West Wall, Midland, TX 79701

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

VOTE BY INTERNET — www.envisionreports.com/MXC
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 1:00 A.M. Central Standard Time the day of the meeting. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
VOTE BY PHONE — 1-800-652-VOTE (8683)
Use any touch-tone telephone to transmit your voting instructions up until 1:00 A.M. Central Standard Time the day of the meeting.  Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it to Mexco Energy Corporation.  Mailing of this proxy card requires no postage if mailed in the U.S.A.
ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by Mexco Energy Corporation in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

The undersigned stockholder of Mexco Energy Corporation hereby appoints and instructs Nicholas C. Taylor, Thomas Graham, Jr. and Jack D. Ladd or each or any of them, with power of substitution, proxies to act and vote shares of common stock of the undersigned at the 2009 Annual Meeting of Stockholders to be held September 15, 2009, and at any adjournment or adjournments thereof, with all the powers the undersigned would possess if personally present and voting thereat, (A) as instructed on the reverse side with respect to the stated matter described in the proxy statement for the meeting and (B) at their discretion, upon other matters that may properly come before the meeting.
UNLESS A CONTRARY INSTRUCTION IS SPECIFIED BELOW, THIS PROXY WILL BE VOTED FOR ALL ITEMS.

1.  Election of Directors

     The Board of Directors recommends a vote FOR the following nominees:

[ ] FOR all nominees -or- individually as follows:		FOR	WITHHOLD
	THOMAS R. CRADDICK	[ ]	[ ]
[ ] WITHHOLD all nominees
	THOMAS GRAHAM, JR.	[ ]	[ ]

	ARDEN R. GROVER	[ ]	[ ]

	JACK D. LADD	[ ]	[ ]

	NICHOLAS C. TAYLOR	[ ]	[ ]

The Board of Directors recommends a vote FOR the following proposals:
	FOR	AGAINST	ABSTAIN
2. Ratification of Selection of Independent Registered Public Accounting Firm	[ ]	[ ]	[ ]

	FOR	AGAINST	ABSTAIN
3. Approval of the 2009 Employee Incentive Stock Plan	[ ]	[ ]	[ ]

Authorized Signatures - Sign Here - This section must be completed for your vote to be counted.

The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company dated July 15, 2009.Please date and sign exactly as name appears on this proxy.  Joint owners should each sign.  If the signer is a corporation, please sign full corporate name by duly authorized officer.  Executors, administrators, trustees, etc., should give full title as such.

Dated ______________________       Signature 1 _______________________     Signature 2 _______________________